                                                                   EXHIBIT 10.9

                                   IMX, INC.
                                   --------

                  BISHOP RANCH BUSINESS PARK - BUILDING LEASE
                  -------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----
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1.   PREMISES.........................................................    1
     --------
     1.1    Measurement of Premises...................................    2
            -----------------------

2.   TERM.............................................................    2
     ----
     2.1    Term......................................................    2
            ----
     2.2    Delay In Commencement.....................................    2
            ---------------------
     2.3    Prior Occupancy...........................................    3
            ---------------
     2.4    Acknowledgment Of Commencement Date.......................    3
            -----------------------------------

3.   RENT.............................................................    3
     ----
     3.1    Base Rent.................................................    3
            ---------
     3.2    Adjustments To Base Rent..................................    3
            ------------------------
     3.3    Amounts Constituting Rent.................................    4
            -------------------------

4.   SECURITY DEPOSIT.................................................    4
     ----------------

5.   TAX AND BUILDING OPERATING COST INCREASES........................    4
     -----------------------------------------
     5.1    Definitions...............................................    4
            -----------
     5.2    Tenant's Share............................................    7
            --------------
     5.3    Notice and Payment........................................    7
            ------------------
     5.4    Tenant's Right to Audit...................................    9
            -----------------------
     5.5    Additional Taxes..........................................    9
            ----------------
     5.6    Tenant's Taxes............................................   10
            --------------

6.   USE..............................................................   10
     ---
     6.1    Use.......................................................   10
            ---
     6.2    Suitability...............................................   10
            -----------
     6.3    Uses Prohibited...........................................   10
            ---------------

7.   SERVICE AND UTILITIES............................................   11
     ---------------------
     7.1    Landlord's Obligations....................................   11
            ----------------------
     7.2    Tenant's Obligation.......................................   12
            -------------------
     7.3    Tenant's Additional Requirements..........................   12
            --------------------------------
     7.4    Nonliability..............................................   13
            ------------

8.   MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS...............   14
     --------------------------------------------------
     8.1    Maintenance And Repairs...................................   14
            -----------------------

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     8.2    Alterations And Additions.................................   15
            -------------------------

9.   ENTRY BY LANDLORD................................................   16
     -----------------

10.  LIENS............................................................   17
     -----

11.  INDEMNITY........................................................   17
     ---------
     11.1   Indemnity.................................................   17
            ---------
     11.2   Exemption of Landlord From Liability......................   18
            ------------------------------------

12.  INSURANCE........................................................   18
     ---------
     12.1   Coverage..................................................   18
            --------
     12.2   Insurance Policies........................................   19
            ------------------
     12.3   Landlord's Insurance......................................   19
            --------------------
     12.4   Waiver of Subrogation.....................................   20
            ---------------------

13.  DAMAGE OR DESTRUCTION............................................   20
     ---------------------
     13.1   Landlord's Duty to Repair.................................   20
            -------------------------
     13.2   Landlord's Right to Terminate.............................   21
            -----------------------------
     13.3   Tenant's Right to Terminate...............................   21
            ---------------------------
     13.4   Exclusive Rights..........................................   22
            ----------------

14.  CONDEMNATION.....................................................   22
     ------------

15.  ASSIGNMENT AND SUBLETTING........................................   23
     -------------------------
     15.1   Landlord's Consent Required...............................   23
            ---------------------------
     15.2   Reasonable Consent........................................   23
            ------------------
     15.3   Excess Consideration......................................   24
            --------------------
     15.4   No Release Of Tenant......................................   24
            --------------------
     15.5   Attorneys' Fees...........................................   25
            ---------------
     15.6   Transfer Of Ownership Interest............................   25
            ------------------------------
     15.7   Effectiveness of Transfer.................................   25
            -------------------------
     15.8   Landlord's Right to Space.................................   25
            -------------------------
     15.9   Permitted Assignment or Sublease..........................   25
            --------------------------------
     15.10  No Net Profits Leases.....................................   26
            ---------------------

16.  SUBORDINATION....................................................   26
     -------------
     16.1   Subordination.............................................   26
            -------------
     16.2   Junior Liens..............................................   27
            ------------
     16.3   Subordination Agreements..................................   27
            ------------------------
     16.4   Attornment................................................   27
            ----------

17.  QUIET ENJOYMENT..................................................   27
     ---------------

18.  DEFAULT; REMEDIES................................................   28
     -----------------
     18.1   Default...................................................   28
            -------
     18.2   Remedies..................................................   29
            --------

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     18.3   Late Charges..............................................   32
            ------------
     18.4   Interest..................................................   32
            --------
     18.5   Default By Landlord.......................................   32
            -------------------

19.  PARKING..........................................................   33
     -------

20.  RELOCATION OF PREMISES...........................................   33
     ----------------------
     20.1   Conditions................................................   33
            ----------
     20.2   Notice....................................................   33
            ------

21.  MORTGAGEE PROTECTION.............................................   34
     --------------------

22.  ESTOPPEL CERTIFICATES............................................   34
     ---------------------

23.  SURRENDER, HOLDING OVER..........................................   36
     -----------------------
     23.1   Surrender.................................................   36
            ---------
     23.2   Holding Over..............................................   36
            ------------

24.  HAZARDOUS MATERIALS..............................................   37
     -------------------

25.  MISCELLANEOUS....................................................   38
     -------------
     25.1   Attornment................................................   38
            ----------
     25.2   Captions; Attachments; Defined Terms......................   38
            ------------------------------------
     25.3   Entire Agreement..........................................   38
            ----------------
     25.4   Severability..............................................   39
            ------------
     25.5   Costs Of Suit.............................................   39
            -------------
     25.6   Time; Joint And Several Liability.........................   39
            ---------------------------------
     25.7   Binding Effect; Choice Of Law.............................   40
            -----------------------------
     25.8   Waiver....................................................   40
            ------
     25.9   Force Majeure.............................................   40
            -------------
     25.10  Landlord's Liability......................................   40
            --------------------
     25.11  Consents and Approvals....................................   41
            ----------------------
     25.12  Signs.....................................................   42
            -----
     25.13  Rules And Regulations.....................................   42
            ---------------------
     25.14  Notices...................................................   43
            -------
     25.15  Authority.................................................   43
            ---------
     25.16  Lease Guaranty............................................   43
            --------------
     25.17  Brokers...................................................   43
            -------
     25.18  Reserved Rights...........................................   44
            ---------------
     25.19  Right of First Refusal....................................   44
            ----------------------
     25.20  Letter of Credit..........................................   45
            ----------------
     25.21  Option to Extend..........................................   47
            ----------------
     25.22  Right to Contract.........................................   49
            -----------------

EXHIBIT A - SITE AND FLOOR PLANS
EXHIBIT B - WORK LETTER
EXHIBIT C - SPACE PLAN
EXHIBIT D - RULES AND REGULATIONS
EXHIBIT E - JANITORIAL SPECIFICATIONS
EXHIBIT F - DOOR SIGN, DIRECTORY STRIP AND MAIL BOX REQUEST
EXHIBIT G - COMMENCEMENT OF LEASE
EXHIBIT H - ADJUSTMENTS TO AREA CALCULATIONS AND RELATED SECTIONS

                          BISHOP RANCH BUSINESS PARK
                          --------------------------

                                BUILDING LEASE
                                --------------

     This Lease is made and entered into this __________ day of _________________, 1999, by and between ANNABEL INVESTMENT COMPANY, a California partnership, (hereinafter "Landlord") and IMX, INC., a Delaware corporation (hereinafter "Tenant"). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

     1.   PREMISES
          --------

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises (the "Premises") crosshatched on Exhibit A containing 22,576 rentable square feet, (21,399 usable square feet), known as Suite 200, located on the Second floor of 2305 Camino Ramon, Building C (including all tenant improvements thereto, the "Building"), located at San Ramon, California 94583. The Building is part of a Complex containing the Building and Two (2) other buildings (the "Complex"). The Complex, which contains 145,989 rentable square feet, the land on which the Complex is situated (the "Land"), the common areas of the Complex, any other improvements in the Complex and the personal property used by Landlord in the operation of the Complex (the "Personal Property") are herein collectively called the "Project." Landlord shall pay the cost of "Suite Improvements" (as such term is defined in the work letter attached hereto as Exhibit B, the "Work Letter") to the Premises up to a maximum amount of FIVE HUNDRED SEVENTY-SEVEN THOUSAND SEVEN HUNDRED SEVENTY-THREE AND NO/100 DOLLARS ($577,773.00 or $27.00 per usable square foot of the Premises), with any cost in excess of this amount to be paid by Tenant. Tenant shall promptly pay any excess in progress payments which shall be due and payable fifty percent (50%) of the total excess prior to the commencement of construction, forty percent (40%) prior to occupancy, and the balance (ten percent (10%)) due upon

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completion of the punch list as described in Section 1.2 of Exhibit B attached hereto.

          1.1      Measurement of Premises.  Within seven (7) days from
                   -----------------------
Landlord's receipt of Tenant's Space Plans, Landlord will provide Tenant with its measurement of the Premises, and Landlord and Tenant hereby agree that the square footage and Suite Improvement Allowance as stated in this Section 1, Base Rent as stated in Section 3, and Tenant's Share as stated in Paragraph 5.2, and any other amounts and/or percentages referred to in this Lease will be appropriately adjusted to reflect the final agreed upon square footage as evidenced by Landlord and Tenant's execution of Exhibit "H" attached hereto. As of the Commencement Date the square footage of the Premises as reflected in Exhibit H shall be final and binding and Tenant shall have no further rights to contest said measurement.

     2.   TERM
          ----

          2.1      Term.  The term of this Lease shall commence on the
                   ----
"Commencement Date" hereinafter defined to be the earlier of the date Landlord delivers possession of the Premises to Tenant with all of the Suite Improvements Substantially Completed, as defined in Exhibit B, or the date Landlord would have completed the Premises and tendered the Premises to Tenant if Substantial Completion had not been delayed by the number of days specified in any and all Tenant Delay Notices given by Landlord as described in Exhibit B. The term of this Lease shall end Five (5) years and one (1) month thereafter (the "Expiration Date"), unless sooner terminated pursuant to this Lease. Notwithstanding the foregoing, the Commencement Date shall in no event occur prior to December 1, 1999.

          2.2      Delay In Commencement.  The Commencement Date is scheduled to
                   ---------------------
occur on December 1, 1999 (the "Scheduled Commencement Date"), but if there are "Scheduled Commencement Adjustment Days" (referred to in Section 25.9 of this Lease and Exhibit B), then the Scheduled Commencement Date shall be that Date which is the same number of days after December 1, 1999 as the sum of the Scheduled Commencement Adjustment Days. If for any reason the Commencement
Date does not occur by the Scheduled Commencement Date, Landlord

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shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder. If the Commencement Date has not occurred within sixty (60) days after the Scheduled Commencement Date, Tenant at its option, to be exercised by giving Landlord written notice within thirty (30) days after the end of such sixty (60) day period, may terminate this Lease and, upon Landlord's return of any monies previously deposited by Tenant, the parties shall have no further rights or liabilities toward each other.

          2.3     Prior Occupancy. See Section 3. Access to Premises referenced
                  ---------------      -----------------------------
in Exhibit B.

          2.4     Acknowledgment Of Commencement Date.  Upon determination of
                  -----------------------------------
the Commencement Date, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date and Expiration Date in the form attached hereto as Exhibit G.

     3.   RENT
          ----

          3.1     Base Rent.  Tenant shall pay to Landlord monthly as base rent
                  ---------
("Base Rent") for the Premises in advance on the Commencement Date and on the first day of each calendar month thereafter during the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States of America, the sum of FORTY-FIVE THOUSAND ONE HUNDRED FIFTY-TWO AND NO/100 DOLLARS ($45,152.00). For any prorations of Base Rent due to changes in the Premises on a day other than the first or last day of the month, the portion of Base Rent associated with the change in the Premises shall be calculated by multiplying the number of days that the space was part of the Premises by the daily Base Rent defined to be the monthly Base Rent for said space divided by 30.

                  Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of FORTY-FIVE THOUSAND ONE HUNDRED FIFTY-TWO AND NO/100 DOLLARS ($45,152.00 or $24.00 per rentable square foot per annum) to be applied against Base Rent when it becomes due. Notwithstanding the foregoing, the Base Rent for the initial full calendar month of the Lease Term shall be abated.

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          3.2      Adjustments To Base Rent.  Effective on the first (1st) day
                   ------------------------
of the THIRTY-EIGHTH (38th) month of the Term of this Lease, the Base Annual Rental Rate shall be adjusted from TWENTY-FOUR AND NO/100 DOLLARS ($24.00) per rentable square foot per annum to TWENTY-FIVE AND NO/100 DOLLARS ($25.00) per rentable square foot per annum.

          3.3      Amounts Constituting Rent.  All amounts payable or
                   -------------------------
reimbursable by Tenant under this Lease, including late charges and interest, "Operating Cost Payments" (as defined in Paragraph 5), and amounts payable or reimbursable under the Work Letter and the other Exhibits hereto, shall constitute "Rent" and be payable and recoverable as such. Base Rent is due and payable as provided in Paragraph 3.1 - "Base Rent", Operating Cost Payments are due and payable as provided in Paragraph 5.3 - "Notice and Payment", and all other Rent payable to Landlord on demand under the terms of this Lease, unless otherwise set forth herein, shall be payable within thirty (30) days after written notice from Landlord of the amounts due. All Rent shall be paid to Landlord without deduction or offset in lawful money of the United States of America at the address for notices or at such other place as Landlord may from time to time designate in writing.

     4.   SECURITY DEPOSIT
          ----------------

          (Intentionally Deleted)

     5.   TAX AND BUILDING OPERATING COST INCREASES
          -----------------------------------------

          5.1      Definitions.  For purposes of this paragraph, the following
                   -----------
terms are herein defined:

                   (a)   Base Year:  The calendar year in which this Lease
                         ---------
commences.

                   (b)   Operating Costs:  Operating Costs shall include all
                         ---------------
costs and expenses of ownership, operation, repair and maintenance of the Project (excluding depreciation of the improvements in the Project and all amounts paid on loans of Landlord) computed in accordance with accounting principles adopted

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by Landlord consistently applied, including by way of illustration but not limited to: real property taxes, taxes assessed on the Personal Property, any other governmental impositions imposed on or by reason of the ownership, operation or use of the Project, and any tax in addition to or in lieu thereof, other than taxes covered by Paragraph 5.4, whether assessed against Landlord or Tenant or collected by Landlord or both; parts; equipment; supplies; insurance premiums; license, permit and inspection fees; cost of services and materials (including property management fees and costs); cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance and repair of the Project; costs of providing utilities and services, including water, gas, electricity, sewage disposal, rubbish removal, janitorial, gardening, security, parking, window washing, supplies and materials, and signing (but excluding services not uniformly available to substantially all of the Project tenants); costs of capital improvements (i) required to cause the Project to comply with all laws, statutes, ordinances, regulations, rules and requirements of any governmental or public authority, including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA") (collectively, "Legal Requirements"), except for costs, if any, of correcting any failure of the Project to comply, as of the Commencement Date, with any Legal Requirement as enacted as of the Commencement Date, or (ii) which reduce Operating Costs, such costs, together with interest on the unamortized balance at the rate of twelve percent (12%) per annum, to be amortized over such reasonable periods as Landlord shall determine; costs of maintenance and replacement of landscaping; legal, accounting and other professional services incurred in connection with the operation of the Project and the calculation of Operating Costs; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Project. If the Project is not fully occupied for any calendar year during the term of this Lease, Operating Costs shall be adjusted to the amount which would have been incurred if the Project had been fully occupied for the year.

               (c) Notwithstanding the foregoing, Operating Costs shall not include the following:

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          (1)  Brokers' or other leasing commissions and costs incurred in connection with entering into new leases or disputes under existing leases;

          (2) costs incurred in space design or capital improvements (except those which reduce or maintain Operating Costs or which benefit all tenants of the Building) of space for other tenants of the Building;

          (3) repairs or other work occasioned by fire, windstorm, or other casualty to the extent covered by insurance proceeds or the insurance proceeds which would have been received if insurance had been maintained by Landlord as required in this Lease;

          (4)  costs associated with bad debt losses;

          (5) Landlord's costs of electricity and other services for which Landlord is reimbursed by tenants of the Project as an additional charge or rental over and above the basic rent payable under their leases, and additional costs associated with extraordinary services rendered to other tenants of the Project;

          (6)  Landlord's general partnership overhead;

          (7) Landlord's executive salaries and other overhead (except for management fees) and other amounts paid to Landlord or its affiliates or others that exceed fees which would be charged by an unaffiliated company; salaries of employees above the grade of building superintendent, building manager and managing supervisor;

          (8) legal fees and expenses (including damages) incurred in connection with the enforcement of any leases, disputes or defense of Landlord's title to or interest in the Project, and its or others' litigation related to the Project (except where such legal fees cause a reduction in Operating Expenses);

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               (9)  costs to bring the Project into compliance with legal requirements existing as of the Commencement Date of this Lease;

               (10) any costs, fines or penalties incurred due to violations by Landlord of any legal requirement which may have been in effect as of the Commencement Date of this Lease;

               (11) unamortized costs and special assessments attributable to the initial construction of the Project;

               (12) costs for the removal or abatement of hazardous substances or asbestos other than those placed or released by Tenant;

               (13) costs of travel, advertising, entertainment and promotions;

               (14) expenses for any item or service not provided to Tenant, but provided exclusively to certain other tenants in the Building;

               (15) depreciation and amortization on any mortgage;

               (16) any ground lease or underlying lease payments; and

               (17) cost of ADA compliance as of the Commencement
Date.

     5.2  Tenant's Share.  If Operating Costs during any calendar year
          --------------
following the Base Year exceed the rentable square footage of the Complex multiplied by $8.10 (the "Expense Stop"), Tenant shall pay to Landlord "Tenant's Share" multiplied by such excess ("Operating Cost Payments"). "Tenant's Share" means 15.46%, which is calculated by dividing the rentable square footage of the Premises by the rentable square footage of the Complex as such

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rentable square footages are set forth in Paragraph 1, and multiplying such number by 100.

          5.3      Notice and Payment.  As soon as reasonably practical after
                   ------------------
the end of each calendar year following the Base Year, Landlord shall furnish Tenant a written statement showing in reasonable detail the Operating Costs for the preceding calendar year, and the amount of any payment due from Tenant to Landlord or from Landlord to Tenant, taking into account prior Operating Cost Payments made by Tenant for such preceding calendar year. Pursuant to Tenant's Right to Audit Subsection 5.4, Tenant shall have one hundred eighty (180) days after receipt of Landlord's statement to notify Landlord of any objections they have to such statement, or of their intention to review supporting documentation for such statement. If Tenant does not so notify Landlord, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute or review support for such statement, any item therein, or the computation of Operating Costs. If Tenant does so notify the Landlord within the one hundred eighty (180) day period, Tenant shall have one (1) year from the date of receipt of Landlord's statement to complete their review of the supporting documentation and notify Landlord of all objections, if any, to such statement. Landlord and Tenant hereby agree that Tenant will submit in writing to Landlord on or before the end of said one (1) year period, all objections to Landlord's statement, and Tenant's only rights after said one (1) year period shall be nonreversible removals or reductions of the said objections submitted to Landlord. Landlord and Tenant hereby agree that after said one (1) year period, Tenant has no further rights to review any supporting documentation to Landlord's statement. Any notifications to Landlord will be done in accordance with Paragraph 25.14.

          Coincidentally with the monthly Base Rent next due following Tenant's receipt of such statement, Tenant shall pay to Landlord (in the case of an underpayment) or Landlord shall credit against the next Base Rent due from Tenant (in the case of an overpayment) the difference between (i) Tenant's Share of any excess of Operating Costs for the preceding calendar year over the Expense Stop (the "Prior Year's Increase"), and (ii) the Operating Cost Payments made by Tenant for such preceding calendar year. In addition, Tenant shall pay to Landlord coincidentally with such

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

next due Base Rent an amount equal to (A) one-twelfth (1/12) of the Prior Year's Increase, if any, multiplied by (B) the number of months or partial months (including the then current month) then elapsed in the current calendar year, less (C) the aggregate of any Operating Cost Payments made by Tenant for such current calendar year. Monthly thereafter until adjustment is made the following year pursuant to this paragraph, Tenant shall pay together with the monthly Base Rent one-twelfth (1/12) of any such Prior Year's Increase. In no event will Tenant be entitled to receive the benefit of a reduction in Operating Costs below the Expense Stop.

          For any partial calendar year at the termination of this Lease, Tenant's Share of any increases in Operating Costs for such year over the Expense Stop shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs for the entire year and then prorating such amount for the number of days this Lease was in effect during such year. Notwithstanding the termination of this Lease, and within ten (10) days after Tenant's receipt of Landlord's statement regarding the determination of increases in Operating Costs for the calendar year in which this Lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal to the difference between Tenant's Share of the increases in Operating Costs for such year (as prorated) and the amount previously paid by Tenant toward such increases.


          5.4      Tenant's Right to Audit.  In the event of any dispute or
                   -----------------------
uncertainty as to the amount of Operating Costs and Tenant's Share thereof, Tenant may require clarification as to any disputed amount, including without limitation, reviewing at Landlord's office legible copies of Landlord's invoices and paid receipts, with respect to the disputed items, and pursuing an audit as hereinafter specified, provided Tenant notifies Landlord in writing within one hundred eighty (180) days of its receipt of Landlord's statement that Tenant elects to inspect and/or audit such records pursuant to this Section. Should Tenant elect to inspect and/or audit such records, Tenant's inspection and/or audit shall be completed and the results thereof submitted to Landlord no later than six (6) months after Tenant's receipt of Landlord's statement. If Landlord and Tenant are unable to agree as to any disputed item, Tenant may, at its sole cost and expense, audit on

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

its own (or engage an independent certified public accounting firm to audit) Landlord's records related to the disputed items, which audit shall be scheduled promptly at the reasonable convenience of both Landlord and Tenant and with such audit to take place in Landlord's offices. If the results of such audit by an independent CPA indicate that the aggregate cost of the disputed items is incorrect, then the Landlord shall refund the discrepancy, and if the amount of the discrepancy is more than five percent (5%) of the Operating Costs, then Landlord shall pay for the reasonable cost of the audit, (not to exceed $2,500.00).

          5.5      Additional Taxes.  Tenant shall reimburse to Landlord, within
                   ----------------
thirty (30) days after receipt of a demand therefor, Tenant's Share of any and all taxes payable by Landlord (other than net income taxes or any taxes included within Operating Costs), whether or not now customary or within the contemplation of the parties hereto (i) upon, allocable to or measured by the area of the Building, (ii) upon all or any portion of the Rent payable hereunder and under other leases of space in the Building, including any gross receipts tax or excise tax levied with respect to the receipt of such Rent, or (iii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Building or any portion thereof. Tenant shall not be required to reimburse Landlord for taxes under this Paragraph 5.4 to the extent Tenant has paid Tenant's Share of such taxes through Operating Cost Payments under Paragraph 5.2.

          5.6      Tenant's Taxes.  Tenant shall pay before delinquency (whether
                   --------------
levied on Landlord or Tenant), any and all taxes assessed upon or measured by
(i) Tenant's equipment, furniture, fixtures and other personal property located in the Premises, (ii) any improvements or alterations made to the Premises prior to or during the term of this Lease paid for by Tenant ("Above-Standard Improvements"), or (iii) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. For the purpose of determining said amounts, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of the

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taxing authorities which require Tenant to file a report of Tenant's property located in the Premises.

     6.   USE
          ---

          6.1      Use.  The Premises shall be used and occupied by Tenant for
                   ---
general office purposes and for no other purpose without the prior written consent of Landlord.

          6.2      Suitability.  Tenant acknowledges that neither Landlord nor
                   -----------
any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in the Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within ten (10) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

           6.3     Uses Prohibited.
                   ---------------

                   (a) Tenant shall not do nor permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

                   (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or

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upon the Premises.  Tenant shall not bring onto the Premises any apparatus, equipment or supplies that may overload the Premises or the Building or any utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof.

                (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with, and at its sole cost and expense shall promptly comply with, any Legal Requirement now in force or which may hereafter be enacted or promulgated relating to the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises or Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of the fact as between Landlord and Tenant.

     7.   SERVICE AND UTILITIES
          ---------------------

          7.1   Landlord's Obligations.  Provided Tenant is not in default
                ----------------------
hereunder, Landlord shall furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises, scavenger, janitorial services as described in Exhibit E attached hereto, window washing service and elevator service customary in similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common lobbies, hallways, stairs and toilet rooms in the Building.

          7.2   Tenant's Obligation.  Tenant shall pay for, prior to
                -------------------
delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease.

           7.3  Tenant's Additional Requirements
                --------------------------------

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          (a)  Tenant shall pay for heat and air-conditioning furnished at
Tenant's request during non-business hours and/or on non-business days on an hourly basis at a reasonable rate established by Landlord. Tenant shall not use in excess of Building Standard amounts (as reasonably determined by Landlord) of electricity, water or any other utility without Landlord's prior written consent, which consent Landlord shall not unreasonably refuse. Landlord may cause a water meter or electric current meter to be installed in the Premises so as to measure the amount of water and electric current consumed for any such excess use. The cost of such meters and of installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the city in which the Building is located or by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed to measure any such excess use, Landlord shall have the right to estimate the amount of such use through qualified personnel. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any Suite Improvements different from or above Building Standard, carelessness of Tenant or the nature of Tenant's business (including hours of operation). Notwithstanding the foregoing, Landlord hereby agrees that prior to enacting the conditions set forth in this Subparagraph 7.3(a), that Landlord will provide Tenant with prior written notice that Tenant is in violation hereunder and Tenant shall have three (3) days to cure such violation or Landlord may immediately enact the conditions stipulated hereunder.

          (b) Landlord's current hours of operation in Bishop Ranch (hereinafter "Hours of Operation") are 7 a.m. to 7 p.m., Monday through Friday, excepting holidays (New Year's Day, President's Day, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day). The building and its services are available to Tenant 24 hours a day, seven (7) days a week, 365 days a year. The after hours rate for air conditioning and heating service after Landlord's hours of operation, as defined in Paragraph 7.1 above,

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is $25.00 per hour per zone.  This rate is subject to adjustment based upon the decrease or increase in utilities as charged by Landlord's utility provider.

             (c) If any lights other than Building Standard or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord may, upon written notification to Tenant which provides Tenant with three (3) days to cure, and in the event Tenant fails to cure then Landlord may install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. In addition, if any lights other than Building Standard are used in the Premises, Tenant shall pay the cost to replace any worn or dead bulbs or tubes.

             (d) In no event shall Tenant (i) connect any apparatus, machine or device through electrical outlets except in the manner for which such outlets are designed and without the use of any device intended to increase the plug capacity of any electrical outlet or (ii) maintain at any time an electrical demand load in excess of four (4) watts per square foot of usable area of the Premises.


     7.4     Nonliability.  Landlord shall not be liable for, and Tenant
             ------------
shall not be entitled to any abatement or reduction of Rent, by reason of Landlord's failure to furnish any of the foregoing when due to "Force Majeure Events" (as defined in Paragraph 25.9). If failure to furnish the foregoing is within Landlord's reasonable control and Tenant is unable to occupy the Premises due to such failure, Tenant shall be entitled to an abatement of Base Rent commencing with the fifteenth consecutive day of such failure unless prior thereto Landlord commences to cure such failure and thereafter diligently proceeds with such cure. Any failure to furnish any of the foregoing shall not constitute an eviction of Tenant, constructive or otherwise and, notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not be entitled to terminate this Lease on account of such failure. Landlord shall not be liable under any circumstances for

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loss of or injury to property or business or consequential damages, however occurring, through or in connection with failure to furnish any of the foregoing.

     8.   MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS
          --------------------------------------------------

          8.1    Maintenance And Repairs
                 -----------------------

                 (a) Landlord's Obligations.  Landlord shall maintain in good
                     ----------------------
order, condition and repair the structural and common areas of the Building, and the basic heating, ventilating, air conditioning, electrical, plumbing, fire protection, life safety, security and mechanical systems of the Building (the "Building Systems"), and the telephone cabling and wiring in and to the Premises to the extent required by law, and shall cause the common areas of the Building to comply with all Legal Requirements (including, without limitation, the ADA), provided that any maintenance and repair caused by the acts or omissions of Tenant or Tenant's agents, employees, invitees, visitors (collectively "Tenant's Representatives") shall be paid for by Tenant. Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the foregoing in good order, condition and repair, nor shall Landlord be liable under any circumstances for any consequential damages or loss of business, however occurring, through or in connection with any such failure.

                 (b) Tenant's Obligations
                     --------------------

                     (1) Tenant, at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Paragraph 7 hereof, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, and all plumbing pipes, electrical wiring, switches, fixtures, nonbuilding standard lights, and equipment installed for the use of the Premises, and shall cause the Premises to comply with all Legal Requirements (including, without limitation, the ADA). Notwithstanding any law to the contrary that may now or hereafter exist, Tenant shall not have the right to make repairs at

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Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

               (2) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest from the date expended by Landlord until paid by Tenant at the "Default Rate," as defined below. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work. As used in this Lease, "Default Rate" shall mean the lesser of twelve percent per annum (12%) or the maximum rate permitted by law.

           (c) Compliance With Law.  Landlord and Tenant shall each do all acts
               -------------------
required to comply with all applicable Legal Requirements relating to their respective maintenance and repair obligations as set forth herein.

     8.2   Alterations And Additions
           -------------------------

           (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord.

           (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, performing the work itself, specifying the manner in which the work is done, and selecting the contractor by whom the work is to be performed and the times during which it is to be accomplished. Tenant shall pay to Landlord upon demand an amount equal to the reasonable costs and expenses for time spent by Landlord's employees or contractors in supervising, approving and administering such alterations.

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               (c)  All such alterations, additions or improvements, all other
Above-Standard Improvements, and all work performed under the Work Letter shall be the property of Landlord and shall remain upon and be surrendered with the Premises, unless Landlord upon or prior to the termination or expiration of the Lease requests in writing that Tenant remove all or any part of same. At the time Landlord consents to any alteration, addition, or improvement, Landlord shall specify in writing to Tenant whether the same shall be surrendered with the Premises, or whether at Landlord's request they shall be removed by Tenant.

               (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

     9.   ENTRY BY LANDLORD
          -----------------

          Landlord and Landlord's agents shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby. Landlord shall conduct its activities under this Paragraph 9 in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord and Landlord's agents shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord or Landlord's agents by any of said means, or otherwise, shall not under any circumstances be construed

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or deemed to be a forcible or unlawful entry into, or a detainer of, the
Premises, or an eviction of Tenant from the Premises or any portion thereof. Tenant shall not be released from its obligations under this Lease nor be entitled to any abatement of Rent on account of Landlord's entry under this Paragraph, and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

     10.  LIENS
          -----

          Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed, materials furnished or obligations incurred by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant on demand with interest at the Default Rate until paid. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least three (3) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

     11.  INDEMNITY
          ---------

          11.1   Indemnity.  Tenant shall indemnify and hold Landlord harmless
                 ---------
from and defend Landlord against any and all claims of liability for any injury or damage to any person or

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property whatsoever (i) occurring in, on or about the Premises or any part thereof; and (ii) occurring in, on or about any facilities (including, without limiting the generality of the term "facilities," elevators, stairways, passageways, hallways and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, to the extent such injury or damage is caused by the act, negligence, fault or omission of any duty with respect to the same by Tenant or Tenant's invitees and Representatives. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant or Tenant's Representatives and from and against reasonable attorneys' fees, costs, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. If any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord; provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide. Except if caused by Landlord's gross negligence or willful misconduct, Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

          11.2    Exemption of Landlord From Liability.  Landlord shall not be
                  ------------------------------------
liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, telephone cabling or wiring, or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be

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liable for any damages arising from any act or neglect of any other tenant of the Building.

     12.  INSURANCE
          ---------

          12.1    Coverage.  Tenant shall, at all times during the term of this
                  --------
Lease, and at its own cost and expense, procure and continue in force the following insurance coverage:

                  (a) Commercial General Liability Insurance with a combined single limit for personal or bodily injury and property damage of not less than $3,000,000.

                  (b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, covering and in an amount equal to the full replacement value of all fixtures, furniture and improvements installed in the Premises by or at the expense of Tenant.

          12.2    Insurance Policies.  The aforementioned minimum limits of
                  ------------------
policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord and its partners, property manager, and mortgagees as an additional insured. Said insurance shall be with companies having a rating of not less than A+, XI in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty
(20) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a reasonable handling charge and Default Interest from the date paid by Landlord, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies
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expressly afford coverage to the Premises and to Tenant as required by this
Lease.

          12.3    Landlord's Insurance.  During the term of this Lease Landlord
                  --------------------
shall maintain in effect insurance on the Building against fire, extended coverage perils and vandalism and malicious mischief (to the extent such coverages are available), with responsible insurers licensed to do business in California, insuring the Building in an amount equal to at least ninety-five percent (95%) of the replacement cost thereof, excluding foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

          12.4    Waiver of Subrogation.  To the extent permitted by their
                  ---------------------
respective policies of insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized representatives of the other for any loss or damage that is covered by any policy of insurance maintained by either party with respect to the Premises or the Project or any operation therein. If any policy of insurance relating to this Lease, the Premises or the Project does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if possible, using commercially reasonable efforts obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

     13.  DAMAGE OR DESTRUCTION.
          ---------------------

          13.1    Landlord's Duty to Repair.  If all or a substantial part of
                  -------------------------
the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty then, unless either party elects to terminate this Lease pursuant to Paragraphs 13.2 or 13.3, Landlord shall, at its expense, repair and restore the Premises and/or access thereto, as the case may be, to substantially their former condition to the extent permitted by the then applicable codes, laws and regulations; provided, however, that Tenant rather than Landlord shall be obligated at Tenant's expense to repair or replace

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Tenant's personal property, trade fixtures and any items or improvements that are required to be covered by Tenant's insurance under Paragraph 12.1(b).

               If Landlord is required or elects to repair damage to the Premises and/or access thereto, this Lease shall continue in effect but Tenant's Base Rent and Operating Cost Payments from the date of the casualty through the date of substantial completion of the repair shall be abated by a proportionate amount based on the portion of the Premises that Tenant is prevented from using by reason of such damage or its repair; provided, however, that if the casualty is the result of the willful misconduct or negligence of Tenant or Tenant's Representatives, there will be no such rental abatement. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Project made necessary by such casualty.

     13.2      Landlord's Right to Terminate.  Landlord may elect to terminate
               -----------------------------
this Lease, sixty (60) days following the date such election is noticed to Tenant, under the following circumstances:

               (a) Where, in the reasonable judgment of Landlord, the damage cannot be substantially repaired and restored under applicable laws and governmental regulations within One Hundred Eighty (180) days after the date of the casualty;

               (b) Where, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies to make the required repairs;

               (c) Where the Project is damaged or destroyed to the extent that the cost to repair and restore the Project exceeds twenty-five percent (25%) of the full replacement cost of the Project, whether or not the Premises are damaged or destroyed; or

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                  (d) Where the damage occurs within the last twelve (12)
months of the term of the Lease.

                      If any of the circumstances described in this Paragraph
13.2 arise, Landlord must notify Tenant in writing of that fact within one hundred and twenty (120) days after such circumstances arise and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate the Lease.

          13.3    Tenant's Right to Terminate.  Tenant shall have the right to
                  ---------------------------
terminate this Lease if all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty, provided that such casualty is not the result of the willful misconduct or negligence of Tenant or Tenant's Representatives, but only under the following circumstances:

                  (a) Tenant may elect to terminate this Lease if Landlord had the right under Paragraph 13.2 to terminate this Lease but did not elect to so terminate and Landlord failed to commence the required repair within sixty (60) days after the date it received proceeds to commence such repair. In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given before the earlier of the date on which Landlord commences such repair or ten (10) days after the expiration of such sixty (60)-day period; or

                  (b) Tenant may elect to terminate this Lease in the circumstance described in Subparagraph 13.2(a). In such event, Tenant may terminate this Lease as of the date of the casualty by notice to Landlord given within thirty (30) days after Landlord's notice to Tenant pursuant to Paragraph 13.2.

          13.4    Exclusive Rights.  Landlord and Tenant each hereby agree
                  ----------------
that, notwithstanding any law to the contrary that may now or hereafter exist, neither party shall have any right to terminate this Lease in the event of any damage or destruction under any circumstances other than as provided in Paragraphs 13.2 and 13.3.

     14.  CONDEMNATION
          ------------

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          If all or a material portion of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option, exercisable within thirty (30) days of receipt of notice of such taking, to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for Tenant's unamortized cost of leasehold improvements, so long as such award to Tenant does not decrease the value of the award that would otherwise be made to Landlord in such taking or condemnation. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of Premises so made unusable bears to the rented area of the Premises immediately prior to the taking, and Landlord, at Landlord's cost, shall restore the Premises remaining to an architectural whole with the Base Rent reduced in proportion to what the area taken bears to the Premises prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall give Tenant the right to terminate this Lease or to any abatement of Rent thereunder. Any award made to Tenant by reason of any such temporary taking where Landlord does not terminate this Lease shall belong entirely to Tenant so long as said award does not diminish Landlord's award.

     15.  ASSIGNMENT AND SUBLETTING
          -------------------------

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          15.1     Landlord's Consent Required.  Except as otherwise expressly
                   ---------------------------
provided in this Lease, Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein (each a "Transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

           15.2    Reasonable Consent.
                   ------------------

                   (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (v) the form of the proposed sublease or assignment. Within five (5) business days after Landlord receives all such information it shall notify Tenant whether it approves such assignment or subletting or if it elects to proceed under Paragraph 15.8 below.

                   (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) the assignee or subtenant (a "Transferee") does not itself occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee's reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises,
(iii) the assignment or subletting would increase the burden on the Building services or the number of people occupying the Premises, or (iv) Landlord otherwise determines that the assignment or sublease would have the effect of decreasing the value of the Project or increasing the expenses associated with operating the Project. In no event may

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Tenant publicly advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for comparable space in the Project.

          15.3     Excess Consideration.  If Landlord consents to the assignment
                   --------------------
or sublease, Landlord shall be entitled to receive as additional Rent hereunder 50% of any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, 50% of the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Operating Cost Payments payable hereunder applicable to the subleased space.

          15.4     No Release Of Tenant.  No consent by Landlord to any
                   --------------------
assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and the Transferee shall be jointly and severally liable with Tenant for the payment of Rent (or that portion applicable to the subleased space in the case of a sublease) and for the performance of all other terms and provisions of the Lease. The consent by Landlord to any assignment or subletting shall not relieve Tenant and any such Transferee from the obligation to obtain Landlord's express written consent to any subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

          15.5     Attorneys' Fees.  Tenant shall pay Landlord's reasonable
                   ---------------
attorneys' fees (not to exceed $300.00) incurred in connection with reviewing any proposed assignment or sublease.

          15.6     Transfer Of Ownership Interest.  If Tenant is a business
                   ------------------------------
entity, any direct or indirect transfer of 50 percent or more of the ownership interest of the entity (whether all at one time or over the term of the Lease) shall be deemed a Transfer.

          15.7     Effectiveness of Transfer.  No permitted assignment by Tenant
                   -------------------------
shall be effective until Landlord has received

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a counterpart of the assignment and an instrument in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of assignment. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

          15.8     Landlord's Right to Space.  Notwithstanding any of the above
                   -------------------------
provisions of this Paragraph 15 to the contrary, if Tenant notifies Landlord that it desires to assign this Lease or sublet all or any part of the Premises, Landlord, in lieu of consenting to such assignment or sublease, may elect to terminate this Lease (in the case of an assignment or a sublease of the entire Premises), or to terminate this Lease as it relates to the space proposed to be subleased by Tenant (in the case of a sublease of less than the entire Premises). In such event, this Lease (or portion thereof) will terminate on the date the assignment or sublease was to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

          15.9     Permitted Assignment or Sublease.  Notwithstanding any
                   --------------------------------
provision to the contrary in Section 15, Tenant shall not be required to obtain Landlord's consent to an assignment or sublease of the Premises to an entity which controls, is controlled by or is under common control with Tenant or which succeeds to substantially all of Tenant's assets and business by merger, reorganization or purchase. All other such subsections of Section 15 shall apply to this Paragraph 15.9 and shall remain in effect.

          15.10    No Net Profits Leases.  Anything contained in the foregoing
                   ---------------------
provisions of this Paragraph 15 to the contrary notwithstanding, neither Tenant, nor any other person having an interest in the possession, use, occupancy or utilization of the Premises, shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net

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income or profits derived by any person from the premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

     16.  SUBORDINATION
          -------------

          16.1     Subordination.  Tenant agrees that upon delivery to it by any
                   -------------
mortgagee, any holder of any deed of trust or any ground lessor of the Building of a non-disturbance agreement which satisfies the requirements set forth in Paragraph 16.4 below, this Lease, at Landlord's option, shall be subject and subordinate to such ground or underlying leases which now exist or may hereafter be executed affecting all or any part of the Project, and to the lien of such first mortgages or first deeds of trust (each a "First Mortgage") in any amount or amounts whatsoever now or hereafter placed on or against the Land or Building, Landlord's interest or estate therein, or any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or trustee of a First Mortgage or ground lessor shall elect to have this Lease prior to the lien of its First Mortgage or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such First Mortgage or ground lease, whether this Lease is dated prior to or subsequent to the date of said First Mortgage or ground lease or the date of the recording thereof.

          16.2     Junior Liens.  Tenant hereby agrees that this Lease shall be
                   ------------
superior to the lien of any present or future mortgages or deeds of trust that are junior to any First Mortgage unless subordinated as of the date hereof or pursuant to Section 16.1.

          16.3     Subordination Agreements.  Subject to the requirements of
                   ------------------------
Section 16.1, Tenant will execute and deliver within fifteen (15) business days of demand without charge therefor, such further instruments evidencing the subordination of

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this Lease to any First Mortgage or ground lease, or the subordination of any
First Mortgage or ground lease to such Lease, pursuant to Section 16.1, as the case may be, as may be required by Landlord. Tenant's failure to comply with its obligations under this Paragraph 16.3 within fifteen (15) days of demand shall constitute an Event of Default and Landlord shall have the right, in such event, to impose upon Tenant a monetary penalty of $1,000.00 for such non-compliance, in addition to all other remedies available to Landlord under this Lease and by law.

          16.4     Attornment.  If this Project is transferred to any purchaser
                   ----------
pursuant to or in lieu of proceedings to enforce any mortgage, deed of trust or ground lease (collectively, "Encumbrance"), this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant hereunder be disturbed if Tenant is not in default beyond applicable cure periods under the terms of the Lease. Tenant shall attorn to such purchaser as the Landlord under the Lease so long as the rights of Tenant hereunder shall not be disturbed, diminished, or interfered with, but shall continue in full force and effect so long as Tenant shall not be in default hereunder.

     17.  QUIET ENJOYMENT
          ---------------

          Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and performing its other covenants and conditions under this Lease, Tenant shall have the quiet possession of the Premises for the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and of any Encumbrance.

     18.  DEFAULT; REMEDIES
          -----------------

          18.1     Default.  The occurrence of any of the following shall
                   -------
constitute an "Event of Default" by Tenant:

                   (a) Tenant fails to pay Rent when due and such failure continues for five (5) days after written notice thereof to Tenant;

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            (b)  Tenant fails to deliver any subordination agreement requested by Landlord within the period described in Paragraph 16;

            (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in Paragraph 22;

            (d) Tenant Transfers or attempts to Transfer this Lease without complying with the provisions of Paragraph 15;

            (e) Tenant fails to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

            (f)  Tenant abandons the Premises; or

            (g) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition seeking relief under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     18.2   Remedies.  Upon the occurrence of an Event of Default,
            --------
Landlord may, at any time thereafter exercise the following remedies, which shall be in addition to any other rights or remedies now or hereafter available to Landlord at law or in equity:

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          (a)  Maintain this Lease in full force and effect and recover Rent as it becomes due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such reletting occurs, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including but not limited to brokers' commissions, attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures, alterations and leasehold improvements; (ii) second, to the payment of Rent then due and payable; (iii) third, to the payment of future Rent as the same may become due and payable hereunder; and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default. During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises, Landlord shall not unreasonably withhold its consent to an assignment of this Lease or a sublease of the Premises as set forth in Paragraph 15.2 - "Reasonable Consent".

          (b) Terminate Tenant's right to possession of the Premises at any time by written notice to Tenant, in which case Tenant shall immediately surrender possession of the Premises to Landlord. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord,

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including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and trade fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Paragraph 18.2, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. If Landlord terminates Tenant's right to possession in writing, Landlord shall be entitled to recover from Tenant all damages as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following:

                    (1)  The reasonable cost of recovering the Premises; plus

                    (2) The reasonable cost of removing Tenant's alterations, trade fixtures and Above-Standard Improvements; plus

                    (3) All unpaid Rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in subsection (a) above, together with interest at the Default Rate, on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                    (4) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost Payments as reasonably estimated by Landlord, from the date of termination until the date of the award of damages exceeds the amount of such rental loss Tenant proves could have been reasonably avoided, together with interest at the Default Rate on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                    (5) The amount by which the Rent which would be payable by Tenant hereunder, including Operating Cost

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Payments, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

                    (6) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

               (c) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, and trade fixtures from the Premises. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any Rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in subsection (a) above.

                    Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Paragraph, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

               (d) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest

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at the Default Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          18.3     Late Charges.  Tenant hereby acknowledges that late payment
                   ------------
by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Base Rent or Operating Costs Payments is not received by Landlord or Landlord's designee within ten (10) days of the date such amount shall be due, or if any installment of other Rent is not received by Landlord or Landlord's designee on or before the date such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          18.4     Interest.  In addition to the late charges referred to above
                   --------
which are intended to defray Landlord's costs resulting from late payments, any late payment of Rent shall, at Landlord's option, bear interest from the due date of any such payment to the date the same is paid at the Default Rate, provided, however, that if Landlord imposes a late charge on any overdue payment, such overdue payment shall not begin to bear interest under this Paragraph 18.4 until thirty (30) days after the due date thereof.

          18.5     Default By Landlord.  Landlord shall not be in default unless
                   -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to any mortgagee, trustee or ground lessor of the Project (each a "Holder") whose name and address shall have theretofore been furnished to Tenant in writing, specifying that Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days

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are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     19.  PARKING
          -------

          Tenant and Tenant's employees, invitees and customers shall have the right to use the parking areas of the Building subject to such regulations and charges as Landlord shall adopt from time to time, and subject to the right of Landlord to restrict the use by Tenant and Tenant's Representatives when in the sole judgment of Landlord such use is excessive for the parking area in relationship to the reasonable use required by other Tenants. If Landlord becomes obligated under applicable laws or regulations or any other directive of any governmental or quasi-governmental authority to pay or assess fees or charges for parking in the Building's parking area, Tenant shall pay such amounts to Landlord as additional Rent. Parking is available in Bishop Ranch 11 on an unreserved basis at a ratio of 5.0 spaces per 1,000 square feet of leased space.

     20.  RELOCATION OF PREMISES
          ----------------------

          20.1     Conditions.  For the purpose of maintaining an economical and
                   ----------
proper distribution of Tenants throughout Bishop Ranch acceptable to Landlord, Landlord shall have the right from time to time during the term of this Lease to relocate the Premises within Bishop Ranch, subject to the following terms and conditions:

                   (a) The rented and usable areas of the new Premises must be of equal size to the existing Premises (subject to a variation of up to ten percent (10%) provided the amount of Base Rent payable under this Lease is not increased);

                   (b) Landlord shall pay the cost of providing tenant improvements in the new Premises comparable to the tenant improvements in the existing Premises;

                   (c) Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including but not limited to costs of moving, door

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lettering, telephone relocation and reasonable quantities of new stationery;

           20.2     Notice.  Landlord shall deliver to Tenant written notice of
                    ------
Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least sixty (60) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten (10) days after receipt of Landlord's notice to relocate shall have the right (by delivering written notice to Landlord) to terminate this Lease. If Tenant so notifies Landlord, Landlord at its option may withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated, or accept Tenant's termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

                    Notwithstanding the foregoing, this Section 20 shall not apply to Tenant except in the event Tenant subleases or assigns all or part of the Premises, then this Section 20 shall be in full force and effect and applicable to Tenant and any subtenant or assignee.

     21.   MORTGAGEE PROTECTION.
           --------------------

           Tenant agrees to give any Holder, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. If Landlord shall have failed to cure such default within the time period set forth in Paragraph 18.5 the Holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

     22.   ESTOPPEL CERTIFICATES.
           ---------------------

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           (a)  Upon fifteen (15) days' notice from Landlord, Tenant shall execute and deliver to Landlord, in form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term of this Lease, the monthly Base Rent, the estimated Operating Cost Payments, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder and any other information reasonably requested by Landlord. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Project shall be entitled to rely upon any such certificate. Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Project or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificates.

           (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

                (1) That this Lease is in full force and effect, without modification except as may be represented by Landlord;

                (2) That there are no uncured defaults in Landlord's performance; and

                (3) That not more than one month's Rent has been paid in advance; and

                (4) That Landlord has completed its construction obligations.

           (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of

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Tenant as may be reasonably required by such lender. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     23.   SURRENDER, HOLDING OVER.
           -----------------------

           23.1     Surrender.  Upon the expiration or termination of this
                    ---------
Lease, Tenant shall surrender the Premises to Landlord in substantially the same condition as received on the Commencement Date, except for reasonable wear and tear and damage from casualty or condemnation; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove from the Premises all Tenant's personal property, trade fixtures, alterations and other Above-Standard Improvements that Tenant has the right or is required by Landlord to remove under the provisions of this Lease. Tenant shall also be responsible for removal of all telephone cables and wires, CRT, data and telephone equipment (which equipment, wires or cables are not located above the ceiling or within the cavities of the Building), and any other form of cabling that exists in Tenant's space. If any of such removal is not completed at the expiration or termination of this Lease, Landlord may remove the same at Tenant's expense. Landlord, six (6) months prior to the expiration date of this Lease, shall notify Tenant of its election to have Tenant remove the equipment, wires and/or cabling. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense, in which event Tenant shall immediately reimburse Landlord for such expenses together with interest at the Default rate until so paid. Tenant's obligations under this Paragraph shall survive the expiration or termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.

           23.2     Holding Over.  If Tenant remains in possession of the
                    ------------
Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at

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the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of the Tenant under this Lease, except that the Base Rent during Tenant's holding over shall be one hundred fifty percent (150%) of the monthly Base Rent payable in the last month prior to the termination or expiration hereof. Tenant shall indemnify and hold Landlord harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys fees and costs of defending the same, incurred by Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any loss, cost, penalties, or damages, including lost profits, claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

     24.   HAZARDOUS MATERIALS
           -------------------

           Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. In connection with Tenant's use of the Premises, Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials, provided no such notice shall be required for janitorial or office supplies commonly used in an office setting. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials by Tenant, then Tenant shall promptly notify Landlord of the same, and the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such

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requirement applies to the Premises. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time to perform any required testing, to confirm Tenant's compliance with the provisions of this Paragraph, and to perform Tenant's obligations under this Paragraph if Tenant has failed to do so. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials by Tenant on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

     25.   MISCELLANEOUS
           -------------

           25.1     Attornment.  Upon any transfer by Landlord of Landlord's
                    ----------
interest in the Premises or the Building (other than a transfer for security purposes only), Tenant agrees to attorn to any transferee or assignee of Landlord.

           25.2     Captions; Attachments; Defined Terms
                    ------------------------------------

                    (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of this Lease. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to," the matter or matters thereafter enumerated.

                    (b) Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed to constitute part of this Lease and are incorporated herein.

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                    (c)  The words "Landlord" and "Tenant" as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. The obligations of this Lease as to a Tenant which consists of husband and wife shall extend individually to their sole and separate property as well as community property.

          25.3      Entire Agreement.  This Lease along with any exhibits and
                    ----------------
attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises, and this Lease and the exhibits and attachments may be altered, amended or revoked only by instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

          25.4      Severability.  If any term or provision of this Lease shall,
                    ------------
to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

           25.5     Costs Of Suit
                    -------------

                    (a) If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

                    (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any

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person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

          25.6      Time; Joint And Several Liability.  Time is of the essence
                    ---------------------------------
of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

          25.7      Binding Effect; Choice Of Law.  The parties hereto agree
                    -----------------------------
that all provisions hereof are to be construed as both covenants and conditions as though the words imparting such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

          25.8      Waiver.  No covenant, term or condition or the breach
                    ------
thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

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          25.9      Force Majeure.  In the event Landlord is delayed,
                    -------------
interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Work Letter, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention. Each day of delay under this Subsection shall result in one (1) Scheduled Commencement Adjustment Day.

          25.10     Landlord's Liability.  The term "Landlord", as used in this
                    --------------------
Lease, shall mean only the owner or owners of the Project at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Project as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building or the Project, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Project, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Paragraph 25.10. In no event will Landlord be liable under this Lease for consequential or indirect damages or loss of profits.

          25.11     Consents and Approvals.  Wherever the consent, approval,
                    ----------------------
judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the

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provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure, unless Landlord withheld its consent maliciously and in bad faith.

                    The review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Project under this Lease, and no third parties, including Tenant or Tenant's Representatives or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.

          25.12     Signs.  Tenant shall not place or permit to be placed in or
                    -----
upon the Premises where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without the prior consent of Landlord. Landlord shall include Tenant in the Building directories located in the Building. Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

          25.13     Rules And Regulations.  Tenant and Tenant's Representatives
                    ---------------------
shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants including those annexed to this Lease as Exhibit D and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the

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nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

          25.14     Notices.  All notices or demands of any kind required or
                    -------
desired to be given by Landlord or Tenant hereunder shall be in writing and shall be personally delivered, sent by a nationally recognized overnight courier, sent in the United States mail, certified or registered, postage prepaid, or sent by private messenger, addressed to the Landlord or Tenant respectively at the addresses set forth below:

Landlord:                               Tenant:

ANNABEL INVESTMENT COMPANY              ATTN: Jeffrey Pullen, VP & CFO
One Annabel Lane, Suite 201             IMX, INC.
P. O. Box 640                           2305 Camino Ramon, Suite 200
San Ramon, CA 94583                     San Ramon, CA 94583

or such other address as shall be established by notice to the other pursuant to this paragraph. Notices personally delivered or delivered by private messenger shall be deemed delivered when received at the address for such party designated pursuant to this paragraph. Notices sent by overnight courier service shall be deemed delivered as of the date received or refused by the addressee. Notices sent by mail shall be deemed delivered on the earlier of the third business day following deposit thereof with the United States Postal Service or the delivery date shown on the return receipt prepared in connection therewith. Notwithstanding the foregoing, Landlord shall have the right, upon notice to Tenant thereof, to eliminate personal delivery as an effective means of notice hereunder.

          25.15     Authority.  If Tenant is a corporation or a partnership,
                    ---------
each individual executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and validly existing entity, the persons signing on behalf of Tenant, are duly authorized to execute and deliver this Lease on behalf of Tenant and this Lease is binding upon Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a

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certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.

           25.16    Lease Guaranty.  (Intentionally Deleted)
                    --------------

          25.17     Brokers.  Tenant warrants and represents to Landlord that in
                    -------
the negotiating or making of this Lease neither Tenant nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease other than Cushman & Wakefield, whose commission is to be paid by Landlord. Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its agents, employees or representatives.

          25.18     Reserved Rights.  Landlord retains and shall have the rights
                    ---------------
set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent, to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas.

          25.19     Right of First Refusal.  Tenant shall be granted a Right of
                    ----------------------
First Refusal on any space Tenant does not initially Lease on the second floor. Tenant shall have seven (7) days in which to exercise its Right of First Refusal from the date Landlord so notifies Tenant that another party has expressed interest (e.g. a Request For Proposal) in Leasing the Right of First Refusal premises. In the event Tenant exercises this Right of First Refusal during the initial fourteen (14) months of the Term of this lease, and Landlord has not improved the Right of First Refusal premises, the Rent and improvement allowance shall be the same as that stipulated in this Lease. In the event the space has been improved during the initial fourteen (14) months of the Term of this Lease, the Rental Rate shall be the same as that stipulated in this Lease and there shall be no improvement allowance granted to Tenant. In the event Tenant exercises its Right of First Refusal subsequent to the initial fourteen (14)
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this Lease, the Rent and improvement allowance shall be the same as that offered to a third party who has expressed its interest in leasing the Right of First Refusal premises.

           25.20   Letter of Credit.
                   ----------------

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                   (a)  On or before August 1, 1999, and on the next three (3)
annual anniversaries of such date, Tenant shall deliver to Landlord a stand-by, at sight, irrevocable, non-documentary and unconditional Letter of Credit issued by and drawable upon a money-center bank (a bank which accepts deposits, maintains accounts, has a local San Francisco Bay Area office and which will negotiate a letter of credit) (hereinafter referred to as the "Issuing Bank"), which has combined capital, surplus and undivided profits of not less than FIVE HUNDRED MILLION AND NO/100 DOLLARS ($500,000,000.00), and said Letter of Credit
(i) shall name Landlord as beneficiary, (ii) be in the initial amount of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00), (iii) have a term of not less than one (1) year, (iv) permit multiple drawings, be fully transferable by Landlord without the payment of any fees or charges, (v) require that any draw on the Letter of Credit be made only upon receipt by the issuing Bank of a written letter from Landlord certifying that an Event of Default has occurred and that Tenant has not posted an additional cash security with Landlord for the damages likely to be caused by such Event of Default and (vi) provide that it is governed by the uniform Customs and Practice for Documentary Credits (1993 revisions), and otherwise be in form and content reasonably satisfactory to Landlord. If upon any transfer, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant with respect to the first transfer of the Letter of Credit which occurs during such five-year period, and the Letter Credit shall so specify. Any subsequent transfer fees shall be paid by Landlord. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, (except that the Letter of Credit shall be reduced by an amount equal to ONE HUNDRED THOUSAND AND NO/100 ($100,000.00) per year effective each year after the initial one (1) year period), for consecutive periods of one (1) year each thereafter, unless the Issuing Bank sends notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than forty-five (45) days next preceding the then expiration date of the Letter of Credit that it elects not to have such Letter of Credit renewed. Landlord shall have the right, exercisable within twenty (20) days of its receipt of the Non-Renewal Notice to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall hold the proceeds of the Letter of Credit pursuant to the terms of this Section as cash

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security deposit, unless Tenant issues a replacement Letter of Credit within such time period which complies with the requirement of this Subsection 25.20.

                   (b) If an Event of Default occurs in respect of any of the terms, covenants or conditions of this Lease, including the payment of Rent, Landlord may apply or retain the whole or any part of the cash security so deposited or may notify the Issuing Bank and thereupon receive all or a portion of the monies represented by the Letter of Credit and use or apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Monthly Base Rent or any other sum as to which Tenant is in default including (a) any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants or conditions of this Lease, and/or (b) and damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other reentry by Landlord. Drawing upon the Letter of Credit shall be conditioned upon the presentation to the Issuing Bank of a certified statement executed by the Manager of Sunset Land Company, LLC, or Landlord's Chief Financial Officer, that Tenant is in default under the Lease and Landlord is exercising its right to draw upon the Letter of Credit. If it is necessary for Landlord to apply any part of the Letter of Credit, Tenant, upon demand, shall deposit with Landlord the amount so applied so that Landlord shall have the full FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) on hand (except as it may be reduced annually) at all times until August 1, 2003. If Tenant shall fully and faithfully comply with all of the material terms, covenants and conditions of this Lease, the Letter of Credit, shall be returned to Tenant on August 1, 2003. In the event of a sale of the real property or the Building or a master leasing of the Building, Landlord shall have the right to transfer the Letter of Credit, and within five (5) business days after notice of such sale or leasing, Tenant, at its sole cost, shall arrange for the transfer of the Letter of Credit to the new landlord, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord and Landlord shall thereupon be released by Tenant from all liability for the return of such security, provided that the new landlord assumes thereupon in writing the obligations of

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Landlord hereunder. Tenant shall look solely to the new landlord for the return of the Letter of Credit and the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants and agrees that it shall not assign or encumber or attempt to assign or encumber the Letter of Credit designated herein as security and that neither Landlord nor its successors or assignees shall be bound by any such agreement, encumbrance, attempted assignment or attempted encumbrance.

                   (c) Notwithstanding the foregoing, Tenant shall be relieved of its obligation to maintain this stand-by, at sight, irrevocable, non-documentary and unconditional Letter of Credit at any time after the commencement of the second (2nd) anniversary of the Term of this Lease, so long as Tenant provides Landlord with audited financial statements showing evidence that IMX EXCHANGE has for the last two (2) consecutive fiscal years shown trailing net operating income of at least FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) per fiscal year or that Tenant has gone public and has a market cap exceeding FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00).

          25.21    Option to Extend.  Subject to the provisions of this
                   ----------------
Subsection 25.21, Landlord hereby grants Tenant with one (1), five (5) year Option to Extend the Term of this Lease. Tenant's notice of its election to exercise the Option to Extend must be given to Landlord in writing at least ten
(10) months prior to the expiration date of the then current Term. Tenant must exercise its Option to Extend for the entire Premises.

                   (a)  Rent.  Base Rent for the Option period shall be set at
                        ----
Fair Market Value at the time Tenant exercises its Option to Extend. Fair Market Value is described in (b) below.

                   (b)  Fair Market Value.  The Term "Fair Market Value" used
                        -----------------
in this Lease shall mean the annual rental rate being charged in the general area of the buildings in the Bishop Ranch Project for space comparable to the space for which Fair Market Value is to be determined, taking into consideration use, location and floor level within the applicable building, the location, size of tenancy, quality and age of the building, the definition of

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rentable area or net rentable area, as the case may be, with respect to which such rental rates are computed for renewal tenants (but not less than $25.00 per rentable square foot per year), leasehold improvements provided for renewal tenants, rental concessions for renewal tenants, the date the particular rate under consideration became effective, the term of the lease under consideration, the extent of services provided thereunder, applicable distinctions between "gross" leases and "net" leases, expense stop figures for escalation purposes, and other adjustments to base rental, and any other relevant term or condition in making such evaluation, including bona fide written offers made to Landlord by third parties at arms length to lease the same or comparable space for which the Fair Market Value is being determined; provided, however, that the Fair Market Value shall not include any part of the value added by improvements to the Premises made at Tenant's sole expense.

                   (c) Within thirty (30) days following Tenant's notice to Landlord to extend the term of this Lease, Landlord shall notify Tenant in writing of the proposed Fair Market Value. Tenant shall have thirty (30) days following receipt of Landlord's notice in which to:

                        (1)  accept such determination; or

                        (2) elect to have such determination made by arbitration as described below; or

                        (3) withdraw its notice of exercise of Option to Extend.

                        If Tenant fails to notify Landlord of its election within said thirty (30) day period, Tenant shall be deemed conclusively to have withdrawn its notice of exercise of Option to Extend the Lease and the Lease shall terminate on the Term Expiration Date as if such notice was never given. If Tenant elects to have such determination made by arbitration, then:

                        (i) Within ten (10) days after Landlord receives Tenant's notice of its election to have such determination made by arbitration, Landlord and Tenant shall each appoint and

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employ, at its cost, a real estate appraiser (who shall be licensed in the state where the Demised Premises are located and be a member of the American Institute of Real Estate Appraisers (MAI) with at least ten (10) years of full time commercial appraisal and real estate marketing experience in the immediate area where the Demised Premises are located) to appraise and establish the Fair
Market Value.

                        (ii) The two appraisers, thus appointed, shall meet promptly and attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the date of appointment of the last of the two appraisers.

                        (iii) If the two appraisers are unable to agree on the third appraiser, either of the parties, after giving five (5) days' notice to the other, shall request the American Arbitration Association in the county in which the Premises are located to appoint such independent third appraiser who shall be of similar affiliation or background of the appraisers aforementioned. Each of the parties shall bear one-half of the cost of the appointment of the third appraiser and of the third appraiser's fee.

                        (iv) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall agree upon the Fair Market Value. If a majority of the appraisers are unable to agree within the stipulated time, then each appraiser shall render his/her separate appraisal within such time, and the three appraisals shall be averaged in order to establish such rate; provided, however, if the low appraisal and/or the high appraisal are more than ten (10%) percent lower and/or higher than the middle appraisal, the low appraisal and/or high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be averaged in order to establish such Fair Market Value. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish the Fair Market Value. After the Fair Market Value has been established, the appraisers shall immediately notify the parties in writing.

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                   (d)  Notice.  In the event Tenant does not provide Landlord
                        ------
with written notice of its intent to exercise this Option to Extend within the aforementioned time frame, Tenant shall be deemed to have waived its Option to Extend.

                   (e)  Option is Personal.  Except as to a permitted
                        ------------------
assignment under Paragraph 15.9 herein, the Option to Extend is Personal to the Tenant executing this Lease and any transferee pursuant to a permitted transfer and is otherwise not assignable or transferrable.

           25.22   Right to Contract.  Landlord hereby grants Tenant with a one
                   -----------------
(1) time Right to Contract the size of its Premises by up to 5,000 rentable square feet effective on the last day of the 37th month of the Term of this Lease. In order to exercise this Right to Contract, Tenant hereby agrees that it must provide Landlord with written notice of its intent to contract on or before the last day of the 31st month of the Term of this Lease. In the event Tenant does not notify Landlord in the aforementioned time frame, Tenant shall be deemed to have waived its Right to Contract and have no further rights as set forth herein. In the event Tenant exercises its Right to Contract, Tenant shall provide Landlord with a plan showing the location of the space to be contracted and the contracted Premises shall be of a configuration that, in the reasonable judgement of Landlord, is suitable for leasing to another tenant. Further, should Tenant elect to exercise this Right to Contract, Tenant agrees to pay Landlord a fee equal FIFTEEN AND NO/100 DOLLARS ($15.00) per rentable square foot of the Premises contracted and such fee shall be due one-half upon delivery of Tenant's notice to Landlord, and one-half thirty (30) days prior to the effective date of the contraction.

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     Landlord and Tenant have executed this Lease on the date and year set forth at the beginning of this Lease.


Landlord:                         Tenant:

ANNABEL INVESTMENT COMPANY,       IMX, INC.,
a California partnership          a Delaware corporation


By:       ____________________    By:     ____________________

Title:    ____________________    Title:  ____________________


By:       ____________________    By:     ____________________

Title:    ____________________    Title:  ____________________

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                                   EXHIBIT B
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                       DATED AS OF _______________, 1999
                                    BETWEEN
                   ANNABEL INVESTMENT COMPANY, AS LANDLORD,
                                      AND
                        IMX, INC., AS TENANT ("LEASE")

                                  WORK LETTER
                                  -----------

     1.   Suite Improvements.  Landlord shall with reasonable diligence
          ------------------
construct and install in the Premises the improvements and fixtures provided for in this Construction Rider ("Suite Improvements"). Improvements consisting of the type and materials (or alternates approved by Landlord), which approval shall not be unreasonably withheld, described on Schedule 1 attached to this Construction Rider are referred to herein as "Building Standard Materials". All Suite Improvements above "Building Shell" (as described in Schedule 1) that utilize materials in addition to, substitution for or modification of the Building Standard Materials are called herein "Above-Standard Suite Improvements".

           1.1.     Plans.
                    -----

                    Tenant will submit to Landlord the following plans:

                    (a) On or before July 8, 1999, Tenant will submit to Landlord a plan showing details and specifications sufficient to permit Landlord's contractor and subcontractors to price the Suite Improvements. Landlord has provided Tenant's architect, Interform, with a copy of Landlord's Tenant Construction Manual describing the requirements for said plans. Such plans shall hereinafter be referred to as the "Pricing Plans." Landlord, within 5 days from receipt of Tenant's Pricing Plans, will notify Tenant, in writing, of any code violations or discrepancies and or its approval. In the event Landlord notifies Tenant of any code violation or discrepancies, Tenant shall amend said plans and

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return same to Landlord within ten (10) days from receipt of Landlord's notice.

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                    (b)  Landlord will, within seven (7) business days from
receipt of Tenant's approved (or amended) Pricing Plans, provide Tenant with a price to complete the scope of work shown on said plans in sufficient unit cost breakdown of material and labor to enable Tenant to undertake value engineering. Tenant shall have five (5) days to approve of said price or request changes to the scope of work which may reduce or subsequently increase the price. In the event Tenant does not approve the pricing within twenty (20) days from receipt of Landlord's pricing, it shall be considered a Tenant Delay.

                    (c) Upon Tenant's approval of Landlord's pricing, Tenant will provide Landlord with the "Construction Documents." The Construction Documents shall be used by Landlord to complete the construction of Tenant's Suite Improvements. In all events, except in the event such delay is caused by Landlord, said Construction Documents must be approved by Tenant no later than August 5, 1999. In the event Landlord has not received Tenant's approved Construction Documents by August 5, 1999, (except in the event such delay is caused by Landlord) such delay will be considered a Tenant Delay.

          1.2.      Construction. Upon Landlord's receipt of the Final
                    ------------
Construction Documents, approved by Tenant, Landlord shall proceed with reasonable diligence to cause the Suite Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Suite Improvements shall be deemed to be "Substantially Completed" when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural "punch list". (The definition of Substantially Completed shall also define the terms "Substantial Completion" and "Substantially Complete.") Punch list items shall be corrected by Landlord within twenty (20) days of Tenant's occupancy.

          1.3.      General Contractor. Landlord's affiliate, Sunset Development
                    ------------------
Company (the "General Contractor") shall be the General Contractor and be responsible for completion of the Suite Improvements. The General Contractor's fee, mark-up, profit and

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general conditions collectively shall not exceed twelve percent (12%) of the actual labor and materials costs.

          1.4.      Tenant Delays.
                    -------------

                    Except in the event such delay has been caused by Landlord's failure to perform its obligations under this Lease and this Exhibit B, Tenant shall be responsible for, and shall pay to Landlord, any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Suite Improvements and any increase in the cost of Suite Improvements (whether or not Above-Standard) caused by (i) Tenant's failure to cause the Space Planner to deliver the items described above within the time periods required above, (ii) the failure of Landlord to receive final Construction Documents before August 5, 1999, (iii) Above-Standard Suite Improvements requested by Tenant, (iv) any changes or modifications in the work requested by Tenant following approval of the Final Construction Documents, or
(v) any other delay requested or caused by Tenant (collectively, "Tenant Delays"). Notwithstanding the foregoing, no Tenant Delay shall be deemed to have occurred unless and until Landlord gives written notice to Tenant specifying the action, inaction or occurrence constituting the Tenant Delay and the number of days of such Tenant Delay ("Tenant Delay Notice").

     2.   Commencement of Term.  Upon Substantial Completion of the Suite
          --------------------
improvements, Landlord shall deliver possession of the Premises to Tenant. Notwithstanding anything to the contrary, each day of Tenant Delay may, at Landlord's option, result in one (1) Scheduled Commencement Adjustment Day. The Commencement Date will be the earlier of Substantial Completion of the Suite Improvements or the date Landlord would have completed the Premises and tendered the Premises to Tenant if Substantial Completion had not been delayed by the number of days specified in any and all Tenant Delay Notices given by Landlord as described in Paragraph 1.4.

     3.   Access to Premises.  Landlord, at its reasonable discretion, shall
          ------------------
allow Tenant or Tenant's Representatives to enter the Premises thirty (30) days prior to the Substantial Completion to permit Tenant to make the Premises ready for its use and occupancy (e.g. the installation of Tenant's furniture, fixtures

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and equipment) (the "Prior Occupancy Period"); provided, however, that prior to such entry of the Premises, Tenant shall provide a certificate of insurance indicating to Landlord that Tenant's insurance, as described in Paragraph 12 of the Lease, shall be in effect as of the time of such entry. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or tangible property arising as a result of such entry of the Premises by Tenant or its Representatives except as caused by the negligence or willful misconduct of Landlord.

     4.   Ownership of Suite Improvements.  All Suite Improvements, whether or
          -------------------------------
not Above-Standard, and whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the Property of Landlord and, unless Landlord elects otherwise as provided in the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease.

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                            SCHEDULE 1 TO EXHIBIT B
                            -----------------------

                                BUILDING SHELL
                                --------------

*    All core areas, elevator lobbies and restrooms complete.

*    Main HVAC loop in place ready to receive mixing boxes for zoning.

*    Main fire sprinkler risers and grid in place ready for drop down.

* After receipt of Tenant's approved Construction Documents, all perimeter walls sheetrocked and ready for finish.

*    Tenant side of core partitions are to be fire taped.

*    Board over window heads to be finish taped.

*    Column Furring at exterior columns is to be finish taped.

*    Electrical service to closets on floor.

*    Telephone sleeve to closets on floor.

                          BUILDING STANDARD MATERIALS
                          ---------------------------

Electrical and Lighting
-----------------------

*    Bishop Ranch 11:  Prismatic fixtures with dual switches.

*    Indirect lighting is an alternate and must be approved by Landlord.

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HVAC -- (Typical installation per Tenant's Plan)
------------------------------------------------

*    One zone per 800 usable square feet.

*    Individual pneumatic thermostats per 800 usable square feet.

Fire Sprinklers -- (Typical installation per Tenant's Plan)
-----------------------------------------------------------

* One 165 degree rate, semi-recessed sprinkler head per 144 usable square feet.

Partitions and Doors
--------------------

*    5/8-inch drywall on 2-1/2 inch steel studs with smooth finish.

*    Solid core oak doors 36" x 96".

*    Aluminum door jambs.

*    Schlage "D" locks and latchsets.

Paint
-----

*    Kelly Moore or equal.

Ceiling Assembly
----------------

*    USG:  Aurora Reveal Tile.

Grid
----

*    Donn DXL

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Carpet, Tile and Base
---------------------

*    Carpet:  38 oz. Designweave.

*    Armstrong Imperial Modern Excelon Tile or equal.

*    3/8 inch nylon composition pad.

*    4 inch rubber top set base or equal.

Window Covering
---------------

*    Mini Blinds.

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